                                 ML FUTURES INVESTMENTS II L.P.
                                 (A DELAWARE LIMITED PARTNERSHIP)

                                 Financial Statements for the years ended
                                 December 31, 2002, 2001 and 2000 and
                                 Independent Auditors' Report

[MERRILL LYNCH LOGO]

ML FUTURES INVESTMENTS II L.P.
(A Delaware Limited Partnership)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                                                       PAGE
                                                                                                       ----
INDEPENDENT AUDITORS' REPORT                                                                              1

FINANCIAL STATEMENTS:

   Statements of Financial Condition as of December 31, 2002 and 2001                                     2

   Statements of Income for the years ended December 31, 2002, 2001 and 2000                              3

   Statements of Changes in Partners' Capital for the years ended December 31, 2002, 2001 and 2000        4

   Financial Data Highlights for the year ended December 31, 2002                                         5

   Notes to Financial Statements                                                                       6-10

INDEPENDENT AUDITORS' REPORT

To the Partners of
 ML Futures Investments II L.P.:

We have audited the accompanying statements of financial condition of ML Futures Investments II L.P. (the "Partnership") as of December 31, 2002 and 2001, and the related statements of income and of changes in partners' capital for each of the three years in the period ended December 31, 2002 and the financial data highlights for the year ended December 31, 2002. These financial statements and financial data highlights are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements and financial data highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial data highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial data highlights present fairly, in all material respects, the financial position of ML Futures Investments II L.P. as of December 31, 2002 and 2001, and the results of its operations and changes in its partners' capital and the financial data highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York
March 3, 2003

ML FUTURES INVESTMENTS II L.P.
(A Delaware Limited Partnership)

STATEMENTS OF FINANCIAL CONDITION
DECEMBER 31, 2002 AND 2001
--------------------------------------------------------------------------------

                                                                              2002                2001
                                                                        -----------------    ---------------
ASSETS

Investment in MM LLC (Note 2)                                            $     7,040,187      $   7,837,306
Receivable from investment in MM LLC (Note 2)                                     82,281             58,404
                                                                        -----------------    ---------------

       TOTAL                                                             $     7,122,468      $   7,895,710
                                                                        =================    ===============

LIABILITIES AND PARTNERS' CAPITAL

LIABILITIES:
 Redemptions payable (Note 1)                                            $        82,281      $      58,404
                                                                        -----------------    ---------------

   Total liabilities                                                              82,281             58,404
                                                                        -----------------    ---------------

PARTNERS' CAPITAL TO BE TRANSFERRED (Note 3):
 General Partner (355 Units and 428 Units)                                        72,843             84,736
 Limited Partners (33,955 Units and 39,158 Units)                              6,967,344          7,752,570
                                                                        -----------------    ---------------

   Total partners' capital                                                     7,040,187          7,837,306
                                                                        -----------------    ---------------

       TOTAL                                                             $     7,122,468      $   7,895,710
                                                                        =================    ===============

NET ASSET VALUE PER UNIT PRIOR TO TRANSFER
  (Notes 1 and 3)
 (Based on 34,310 and 39,586 Units outstanding)                          $        205.19      $      197.98
                                                                        =================    ===============

See notes to financial statements.

ML FUTURES INVESTMENTS II L.P.
(A Delaware Limited Partnership)

STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
--------------------------------------------------------------------------------

                                                                 2002               2001              2000
                                                            ---------------     -------------     --------------
REVENUES
Trading profit (loss):
  Realized                                                   $     703,426       $ 1,275,732       $    375,440
  Change in unrealized                                             213,728          (562,552)           519,734
  Settlement proceeds (Note 7)                                      16,722                 -                  -
                                                            ---------------     -------------     --------------

     Total trading results                                         933,876           713,180            895,174
                                                            ---------------     -------------     --------------

Interest income                                                    143,511           295,344            506,221
                                                            ---------------     -------------     --------------

     Total revenues                                              1,077,387         1,008,524          1,401,395
                                                            ---------------     -------------     --------------

EXPENSES
Brokerage commissions                                              626,327           736,883            752,157
Administrative fee                                                  17,895            21,054             21,490
Profit Share                                                       191,816           164,362            188,794
                                                            ---------------     -------------     --------------

     Total expenses                                                836,038           922,299            962,441
                                                            ---------------     -------------     --------------

NET INCOME                                                   $     241,349       $    86,225       $    438,954
                                                            ===============     =============     ==============

NET INCOME PER UNIT:
  Weighted average number of General Partner
  and Limited Partner Units outstanding (Note 6)                    37,193            42,606             48,675
                                                            ===============     =============     ==============

  Net income per weighted average General
  Partner and Limited Partner Unit                           $        6.49       $      2.02       $       9.02
                                                            ===============     =============     ==============

All income is derived from the investment in MM LLC ( Note 2)

See notes to financial statements.

ML FUTURES INVESTMENTS II L.P.
(A Delaware Limited Partnership)

STATEMENTS OF CHANGES IN PARTNERS' CAPITAL
FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
--------------------------------------------------------------------------------

                                      UNITS         GENERAL PARTNER        LIMITED PARTNERS            TOTAL
                                   -----------     ------------------     -------------------    -------------------
PARTNERS' CAPITAL,
  DECEMBER 31, 1999                    53,015       $        126,337       $       9,723,598      $       9,849,935

Net income                                  -                  4,974                 433,980                438,954

Redemptions                            (8,320)               (37,911)             (1,480,848)            (1,518,759)
                                   -----------     ------------------     -------------------    -------------------

PARTNERS' CAPITAL,
  DECEMBER 31, 2000                    44,695                 93,400               8,676,730              8,770,130

Net income                                  -                  1,346                  84,879                 86,225

Redemptions                            (5,109)               (10,010)             (1,009,039)            (1,019,049)
                                   -----------     ------------------     -------------------    -------------------

PARTNERS' CAPITAL,
  DECEMBER 31, 2001                    39,586                 84,736               7,752,570              7,837,306

Net income                                  -                  2,772                 238,577                241,349

Redemptions                            (5,276)               (14,665)             (1,023,803)            (1,038,468)
                                   -----------     ------------------     -------------------    -------------------

PARTNERS' CAPITAL,
  DECEMBER 31, 2002                    34,310       $         72,843       $       6,967,344      $       7,040,187
                                   ===========     ==================     ===================    ===================

See notes to financial statements.

ML FUTURES INVESTMENTS II L.P.
(A Delaware Limited Partnership)

FINANCIAL DATA HIGHLIGHTS
FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

The following per Unit data and ratios have been derived from information provided in the financial statements and the financial statements of MM LLC.

Increase (Decrease) in Net Asset Value

PER UNIT OPERATING PERFORMANCE:

Net asset value, beginning of period                          $   197.98

Realized trading profit                                            19.46
Change in unrealized                                                5.97
Settlement proceeds                                                 0.46
Interest income                                                     3.84
Expenses                                                          (22.52)
                                                             ------------

Net asset value, end of period                                $   205.19
                                                             ============

Total investment return, compounded monthly                         3.64%
                                                             ============

RATIOS TO AVERAGE NET ASSETS:

Expenses                                                           11.51%
                                                             ============

Net income                                                          3.32%
                                                             ============

See notes to financial statements.

ML FUTURES INVESTMENTS II L.P.
(A Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization

     ML Futures Investments II L.P. (the "Partnership") was organized under the Delaware Revised Uniform Limited Partnership Act on January 20, 1987 and commenced trading activities on May 2, 1988. The Partnership engages, through an investment in a limited liability company (see below), in the speculative trading of futures, options on futures, forwards and options on forward contracts on a wide range of commodities. MLIM Alternative Strategies LLC ("MLIM AS LLC"), a wholly-owned subsidiary of Merrill Lynch Investment Managers, LP ("MLIM"), which, in turn, is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("Merrill Lynch"), is the general partner of the Partnership. Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") is the Partnership's commodity broker. MLIM AS LLC has agreed to maintain a general partner's interest of at least 1% of the total capital in the Partnership. MLIM AS LLC and each Limited Partner share in the profits and losses of the Partnership in proportion to their respective interests in it.

     Many of the multi-advisor funds (the "Multi-Advisor Funds") sponsored by MLIM AS LLC, including the Partnership, allocate their assets to a number of the same independent advisors (the "Advisors"). These Multi-Advisor Funds invest in a limited liability company, ML Multi-Manager Portfolio LLC ("MM LLC"), a Delaware limited liability company, which operates a single account with each Advisor selected. MM LLC is managed by MLIM AS LLC, has no investors other than the Multi-Advisor Funds and serves solely as the vehicle through which the assets of such Multi-Advisor Funds are combined in order to be managed through single rather than multiple accounts. The following notes relate to the operation of the Partnership through its investment in MM LLC. MLIM AS LLC, on an ongoing basis, may change the number of Multi-Advisor Funds investing in MM LLC. As of December 31, 2002, 2001, and 2000 the Partnership's percentage ownership share of MM LLC was 4.06%, 3.89% and 3.54%. MLIM AS LLC selects the Advisors to manage MM LLC's assets, and allocates and reallocates such trading assets among existing, replacement and additional Advisors.

     Effective after the close of business on December 31, 2002, six of the Multi-Advisor Funds were combined into a new single Partnership. For further discussion of this combination, see Note 3.

     Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Revenue Recognition

     Commodity futures, options on futures, forwards and options on forward contracts are recorded on the trade date and open contracts are reflected in the net unrealized profit (loss) on open contracts in the Statements of Financial Condition of MM LLC at the difference between the original contract value and the market value (for the commodity interests for which market quotations are readily available) or at fair value. The change in unrealized profit (loss) on open contracts from one period to the next is reflected in Change in unrealized under Trading profit (loss) in the Statements of Income of MM LLC. See Note 2 for discussion of revenue recognition for the Partnership's investment in MM LLC.

     Foreign Currency Transactions

     The Partnership's functional currency is the U.S. dollar; however, it transacts business in currencies other than the U.S. dollar through MM LLC. Assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the rates in effect at the dates of the Statements of Financial Condition. Income and expense items denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the rates in effect during the period. Gains and losses resulting from the translation to U.S. dollars are reported in total trading results.

     Operating Expenses

     MLIM AS LLC pays all routine operating expenses (including legal, accounting, printing, postage and similar administrative expenses) of the Partnership. MLIM AS LLC receives an administrative fee as well as a portion of the brokerage commissions paid to MLPF&S, by the Partnership, through MM LLC (see Note 4).

     No selling commissions have been paid directly by the Limited Partners. All selling commissions are paid by MLIM AS LLC.

     Income Taxes

     No provision for income taxes has been made in the accompanying financial statements as each Partner is individually responsible for reporting income or loss based on such Partner's respective share of the Partnership's income and expenses as reported for income tax purposes.

     Distributions

     The Limited Partners are entitled to receive, equally per Unit, any distribution, which may be made by the Partnership. No such distributions have been declared for the years ended December 31, 2002, 2001 or 2000.

     Redemptions

     A Limited Partner may redeem some or all of such Partner's Units at Net Asset Value as of the close of business on the last business day of any month upon ten calendar days' notice.

     Reclassification

     Certain 2001 and 2000 information has been reclassified to conform to the 2002 presentation.

2.   INVESTMENT IN MM LLC

     The Partnership places all of its assets in MM LLC. The financial statements of MM LLC are bound together with this report and should be read in conjunction with the Partnership's financial statements. The investment in MM LLC is reflected in the financial statements at fair value based upon the Partnership's interest in MM LLC. Fair value of the investment in MM LLC is equal to the market value of the net assets of MM LLC allocable to the Partnership as investor. The resulting difference between cost and fair value is reflected on the Statements of Income as Income from investment.

3.   COMBINATION OF MULTI-ADVISOR FUNDS

     Effective after the close of business on December 31, 2002, the Partnership combined its net assets with five other similar Multi-Advisor Funds to form a new ML Futures Investments L.P. (the "Combined Partnership") in a tax free reorganization. All of the Partnership's investors received 205.1934 new units of the Combined Partnership with an initial Net Asset Value per Unit of $1.00 in exchange for each of their original Units. The aggregate Net Asset Value of each investor's new Units is equal to the aggregate Net Asset Value of their original Units. Conversion of the shares had no adverse economic effect on investors in any of the Multi-Advisor Funds. MLIM AS LLC contributed $223 to the Partnership, the amount necessary due to the effects of rounding, to insure all investors received shares equal in value to their original holdings. The Combined Partnership will continue to invest through MM LLC and the combination of the Multi-Advisor Funds did not change the operations of MM LLC. The Combined Partnership's percentage of ownership of MM LLC was 32.32% immediately after the combination.

     Following is a condensed statement of financial condition for the Combined Partnership immediately after the combination:

                       Assets                $    56,508,105
                                            =================

                       Liabilities           $       451,772
                       Partners' Capital          56,056,333
                                            -----------------

                       Total                 $    56,508,105
                                            =================

4.   RELATED PARTY TRANSACTIONS

     The Partnership's U.S. dollar assets invested in MM LLC are maintained at MLPF&S. On assets held in U.S. dollars, Merrill Lynch credits MM LLC with interest at the prevailing 91-day U.S. Treasury bill rate. MM LLC is credited with interest on any of its assets and net gains actually held by Merrill Lynch in non-U.S. dollar currencies at a prevailing local rate received by Merrill Lynch. Merrill Lynch may derive certain economic benefit, in excess of the interest, which Merrill Lynch pays MM LLC from possession of such assets.

     Merrill Lynch charges the Partnership, through MM LLC, Merrill Lynch's cost of financing realized and unrealized losses on MM LLC's non-U.S. dollar-denominated positions.

     Through its investment in MM LLC, the Partnership pays brokerage commissions to MLPF&S at a flat monthly rate of .729 of 1% (an 8.75% annual rate) and pays MLIM AS LLC a monthly administrative fee of .021 of 1% (a 0.25% annual rate) of the Partnership's month-end assets invested in MM LLC. After the combination of the Multi-Advisor Funds, the brokerage commission rate will be reduced to .7083% of 1% (an 8.50% annual rate). Month-end assets are not reduced, for purposes of calculating brokerage commissions and administrative fees, by any accrued brokerage commissions, administrative fees, Profit Shares or other fees or charges.

     MLPF&S currently pays the Advisors, through MM LLC, annual Consulting Fees up to 2.50% of the Partnership's average month-end assets allocated to them for management, after the reduction for a portion of brokerage commissions.

5.   ADVISORY AGREEMENTS

     Pursuant to the Advisory Agreements among the Advisors, MM LLC and MLIM AS LLC, the Advisors determine the commodity futures, options on futures, forwards and options on forward contracts traded on behalf of MM LLC, subject to certain rights reserved by MLIM AS LLC. The Advisory Agreements generally renew annually after they are entered into, subject to certain renewal rights.

     Profit Shares, currently ranging from 20% to 25% of any New Trading Profit, as defined, recognized by each Advisor, considered individually irrespective of the overall performance of the Partnership, either as of the end of each calendar quarter or year and upon the net reallocation of assets away from an Advisor, are paid by MM LLC to each Advisor. Profit Shares are also paid out in respect of Units redeemed as of the end of interim months, to the extent of the applicable percentage of any New Trading Profit attributable of such Units.

6.   WEIGHTED AVERAGE UNITS

     The weighted average number of Units outstanding was computed for purposes of calculating net income per weighted average Unit. The weighted average number of Units outstanding for the years ended December 31, 2002, 2001 and 2000 equals the Units outstanding as of such date, adjusted proportionately for Units redeemed based on the respective length of time each was outstanding during the year.

7.   COPPER SETTLEMENT

     The Partnership, as a member of a class of plaintiffs, received a settlement payment in August 2002 relating to certain copper trades made by a number of investors, including the Partnership, during a period in the mid-1990s. Members of the class were those who purchased or sold Comex copper futures or options contracts between June 24, 1993 and June 15, 1996. The effect of the settlement payment was included in the Partnership's performance in August 2002.

8.   FAIR VALUE AND OFF-BALANCE SHEET RISK

     The Partnership invests indirectly in derivative instruments as a result of its investment in MM LLC, but does not itself hold any derivative instrument positions. The nature of this Partnership has certain risks, which cannot be presented on the financial statements.

     Market Risk

     Derivative instruments involve varying degrees of off-balance sheet market risk. Changes in the level or volatility of interest rates, foreign currency exchange rates or the market values of the financial instruments or commodities underlying such derivative instruments frequently resulted in changes in the Partnership's net unrealized profit on such derivative instruments as reflected in Statements of Financial Condition of MM LLC. The Partnership's exposure to market risk is influenced by a number of factors, including the relationships among the derivative instruments held by MM LLC as well as the volatility and liquidity of the markets in which such derivative instruments are traded.

9.   SUBSEQUENT EVENT

     On February 28, 2003, the general partner interest of the Partnership was assigned from MLIM AS LLC to Merrill Lynch Investment Managers, LLC, a wholly-owned subsidiary of MLIM, as part of an internal

     Merrill Lynch reorganization. This change will not affect the personnel involved in the management of the Partnership. The change will not have an impact on the Partnership's investors.

                            * * * * * * * * * * * * *

                 To the best of the knowledge and belief of the undersigned, the information contained in this report is accurate and complete.


                               Michael L. Pungello
                             Chief Financial Officer
                         MLIM Alternative Strategies LLC
                               General Partner of
                         ML Futures Investments II L.P.

                              THE S.E.C.T.O.R. STRATEGY FUND(SM) L.P.
                              (A DELAWARE LIMITED PARTNERSHIP)

                              Financial Statements for the years ended
                              December 31, 2002, 2001 and 2000
                              and Independent Auditors' Report

[MERRILL LYNCH LOGO]

THE S.E.C.T.O.R. STRATEGY FUND(SM) L.P.
(A Delaware Limited Partnership)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                                                     PAGE
                                                                                                     ----
INDEPENDENT AUDITORS' REPORT                                                                            1

FINANCIAL STATEMENTS:

 Statements of Financial Condition as of December 31, 2002 and 2001                                     2

 Statements of Income for the years ended December 31, 2002, 2001 and 2000                              3

 Statements of Changes in Partners' Capital for the years ended December 31, 2002, 2001 and 2000        4

 Financial Data Highlights for the year ended December 31, 2002                                         5

 Notes to Financial Statements                                                                       6-10

INDEPENDENT AUDITORS' REPORT

To the Partners of
 The S.E.C.T.O.R. Strategy Fund(SM) L.P.:

We have audited the accompanying statements of financial condition of The S.E.C.T.O.R. Strategy FundSM L.P. (the "Partnership") as of December 31, 2002 and 2001, and the related statements of income and of changes in partners' capital for each of the three years in the period ended December 31, 2002, and the financial data highlights for the year ended December 31, 2002. These financial statements and financial data highlights are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements and financial data highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial data highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial data highlights present fairly, in all material respects, the financial position of The S.E.C.T.O.R. Strategy FundSM L.P. as of December 31, 2002 and 2001, and the results of its operations and changes in its partners' capital and the financial data highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP


New York, New York
March 3, 2003

THE S.E.C.T.O.R. STRATEGY FUND(SM) L.P.
(A Delaware Limited Partnership)

STATEMENTS OF FINANCIAL CONDITION
DECEMBER 31, 2002 AND 2001
--------------------------------------------------------------------------------

ASSETS                                                                       2002                  2001
                                                                       ------------------     ---------------
Investment in MM LLC (Note 2)                                           $      8,633,955       $   9,528,485
Receivable from investment in MM LLC (Note 2)                                     10,369             102,231
                                                                       ------------------     ---------------

         TOTAL                                                          $      8,644,324       $   9,630,716
                                                                       ==================     ===============

LIABILITIES AND PARTNERS' CAPITAL

LIABILITIES:
  Redemptions payable (Note 1)                                          $         10,369       $     102,231
                                                                       ------------------     ---------------

     Total liabilities                                                            10,369             102,231
                                                                       ------------------     ---------------

PARTNERS' CAPITAL TO BE TRANSFERRED (Note 3)
  General Partner (429 Units and 517 Units)                                       88,967             103,027
  Limited Partners (41,204 Units and 47,298 Units)                             8,544,988           9,425,458
                                                                       ------------------     ---------------

     Total partners' capital                                                   8,633,955           9,528,485
                                                                       ------------------     ---------------

         TOTAL                                                          $      8,644,324       $   9,630,716
                                                                       ==================     ===============

NET ASSET VALUE PER UNIT PRIOR TO TRANSFER
 (Notes 1 and 3)
 (Based on 41,633 and 47,815 Units outstanding)                         $         207.38       $      199.28
                                                                       ==================     ===============

See notes to financial statements.

THE S.E.C.T.O.R. STRATEGY FUND(SM) L.P.
(A DELAWARE LIMITED PARTNERSHIP)

STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
--------------------------------------------------------------------------------

                                                                      2002                   2001                  2000
                                                               -------------------     -----------------      ----------------
REVENUES
Trading profit (loss):
  Realized                                                      $         854,523       $     1,527,372        $      432,373
  Change in unrealized                                                    259,827              (676,917)              625,235
  Settlement proceeds (Note 7)                                             56,769                     -                     -
                                                               -------------------     -----------------      ----------------

     Total trading results                                              1,171,119               850,455             1,057,608
                                                               -------------------     -----------------      ----------------

Interest income                                                           174,580               351,782               664,159
                                                               -------------------     -----------------      ----------------

     Total revenues                                                     1,345,699             1,202,237             1,721,767
                                                               -------------------     -----------------      ----------------

EXPENSES
Brokerage commissions                                                     762,107               881,767               987,594
Administrative fee                                                         21,774                25,193                28,217
Profit Share                                                              232,333               196,032               227,042
                                                               -------------------     -----------------      ----------------

     Total expenses                                                     1,016,214             1,102,992             1,242,853
                                                               -------------------     -----------------      ----------------

NET INCOME                                                      $         329,485       $        99,245        $      478,914
                                                               ===================     =================      ================

NET INCOME  PER UNIT:

  Weighted average number of General Partner and
  Limited Partner Units outstanding (Note 6)                               44,888                50,642                63,467
                                                               ===================     =================      ================

  Net income per weighted average
  General Partner and Limited Partner Unit                      $            7.34       $          1.96        $         7.55
                                                               ===================     =================      ================

All items of income and expense are derived from the investment in MM LLC (See
Note 2)

See notes to financial statements.

THE S.E.C.T.O.R. STRATEGY FUND(SM) L.P.
(A Delaware Limited Partnership)

STATEMENTS OF CHANGES IN PARTNERS' CAPITAL
FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
--------------------------------------------------------------------------------

                                                        GENERAL              LIMITED
                                       UNITS            PARTNER              PARTNERS                 TOTAL
                                  --------------    ---------------     -------------------    -------------------
PARTNERS' CAPITAL
  DECEMBER 31, 1999                      74,619      $     201,377       $      13,751,110      $      13,952,487

Net income                                    -              5,741                 473,173                478,914

Redemptions                             (21,348)           (93,355)             (3,816,250)            (3,909,605)
                                  --------------    ---------------     -------------------    -------------------

PARTNERS' CAPITAL
  DECEMBER 31, 2000                      53,271            113,763              10,408,033             10,521,796

Net income                                    -              1,649                  97,596                 99,245

Redemptions                              (5,456)           (12,385)             (1,080,171)            (1,092,556)
                                  --------------    ---------------     -------------------    -------------------

PARTNERS' CAPITAL
  DECEMBER 31, 2001                      47,815            103,027               9,425,458              9,528,485

Net income                                    -              3,807                 325,678                329,485

Redemptions                              (6,182)           (17,867)             (1,206,148)            (1,224,015)
                                  --------------    ---------------     -------------------    -------------------

PARTNERS' CAPITAL
  DECEMBER 31, 2002                      41,633      $      88,967       $       8,544,988      $       8,633,955
                                  ==============    ===============     ===================    ===================

See notes to financial statements.

THE S.E.C.T.O.R. STRATEGY FUND(SM) L.P.
(A Delaware Limited Partnership)

FINANCIAL DATA HIGHLIGHTS
FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

The following per Unit data and ratios have been derived from information provided in the financial statements and the financial statements of MM LLC.

Increase (Decrease) in Net Asset Value

PER UNIT OPERATING PERFORMANCE:

Net asset value, beginning of period                           $   199.28

Realized trading profit                                             19.60
Change in unrealized                                                 6.03
Settlement proceeds                                                  1.30
Interest income                                                      3.87
Expenses                                                           (22.70)
                                                              ------------

Net asset value, end of period                                 $   207.38
                                                              ============

Total investment return, compounded monthly                          4.08%
                                                              ============

RATIOS TO AVERAGE NET ASSETS:

Expenses                                                            11.50%
                                                              ============

Net income                                                           3.73%
                                                              ============

See notes to financial statements.

THE S.E.C.T.O.R. STRATEGY FUND(SM) L.P.
(A Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization

     The S.E.C.T.O.R. Strategy Fund(SM) L.P. (the "Partnership") was organized under the Delaware Revised Uniform Limited Partnership Act on April 30, 1990 and commenced trading activities on July 16, 1990. The Partnership engages, through an investment in a limited liability company (see below), in the speculative trading of futures, options on futures, forwards and options on forward contracts on a wide range of commodities. MLIM Alternative Strategies LLC ("MLIM AS LLC"), a wholly-owned subsidiary of Merrill Lynch Investment Managers, LP ("MLIM"), which, in turn, is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("Merrill Lynch"), is the general partner of the Partnership. Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") is the Partnership's commodity broker. MLIM AS LLC has agreed to maintain a general partner's interest of at least 1% of the total capital of the Partnership. MLIM AS LLC and each Limited Partner share in the profits and losses of the Partnership in proportion to their respective interests in it.

     Many of the multi-advisor funds (the "Multi-Advisor Funds") sponsored by MLIM AS LLC, including the Partnership, allocate their assets to a number of the same independent advisors (the "Advisors"). These Multi-Advisor Funds invest in a limited liability company, ML Multi-Manager Portfolio LLC ("MM LLC"), a Delaware limited liability company, which operates a single account with each Advisor selected. MM LLC is managed by MLIM AS LLC, has no investors other than the Multi-Advisor Funds and serves solely as the vehicle through which the assets of such Multi-Advisor Funds are combined in order to be managed through single rather than multiple accounts. The following notes relate to the operation of the Partnership through its investment in MM LLC. MLIM AS LLC, on an ongoing basis, may change the number of Multi-Advisor Funds investing in MM LLC. As of December 31, 2002, 2001, and 2000, the Partnership's percentage ownership share of MM LLC was 4.98%, 4.73%, and 4.25%, respectively. MLIM AS LLC selects the Advisors to manage MM LLC's assets, and allocates and reallocates such trading assets among existing, replacement and additional Advisors.

     Effective after the close of business on December 31, 2002, six of the Multi-Advisor Funds were combined into a new single Partnership. For further discussion of this combination, see Note 3.

     Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Revenue Recognition

     Commodity futures, options on futures, forwards and options on forward contracts are recorded on the trade date and open contracts are reflected in net unrealized profit on open contracts in the Statements of Financial Condition of MM LLC at the difference between the original contract value and the market value (for those commodity interests for which market quotations are readily available) or at fair value. The change in unrealized profit (loss) on open contracts from one period to the next is reflected in

     Change in unrealized under Trading profit (loss) in the Statements of Income of MM LLC. See Note 2 for discussion of revenue recognition for the Partnership's investment in MM LLC.

     Foreign Currency Transactions

     The Partnership's functional currency is the U.S. dollar; however, it transacts business in currencies other than the U.S. dollar through MM LLC. Assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the rates in effect at the dates of the Statements of Financial Condition. Income and expense items denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the rates in effect during the period. Gains and losses resulting from the translation to U.S. dollars are reported in total trading results.

     Operating Expenses

     MLIM AS LLC pays for all routine operating costs (including legal, accounting, printing, postage and similar administrative expenses) of the Partnership. MLIM AS LLC receives an administrative fee as well as a portion of the brokerage commissions paid to MLPF&S, by the Partnership, through MM LLC (see Note 4).

     No selling commissions have been paid directly by the Limited Partners. All selling commissions are paid by MLIM AS LLC.

     Income Taxes

     No provision for income taxes has been made in the accompanying financial statements as each Partner is individually responsible for reporting income or loss based on such Partner's respective share of the Partnership's income and expenses as reported for income tax purposes.

     Distributions

     The Limited Partners are entitled to receive, equally per Unit, any distribution, which may be made by the Partnership. No such distributions have been declared for the years ended December 31, 2002, 2001 or 2000.

     Redemptions

     A Limited Partner may redeem some or all of such Partner's Units at Net Asset Value as of the close of business on the last business day of any month upon ten calendar days' notice.

     Reclassification

     Certain 2001 and 2000 information has been reclassified to conform to the 2002 presentation.

2.   INVESTMENT IN MM LLC

     The Partnership places all of its assets in MM LLC. The financial statements of MM LLC are bound together with this report and should be read in conjunction with the Partnership's financial statements. The investment in MM LLC is reflected in the financial statements at fair value based upon the Partnership's interest in MM LLC. Fair value of the investment in MM LLC is equal to the market value of the net assets of MM LLC allocable to the Partnership as investor. The resulting difference between cost and fair value is reflected on the Statements of Income as Income from investment.

3.   COMBINATION OF MULTI-ADVISOR FUNDS

     Effective after the close of business on December 31, 2002, the Partnership combined its net assets with five other similar Multi-Advisor Funds to form a new ML Futures Investments LP (the "Combined Partnership") in a tax free reorganization. All of the Partnership's investors received 207.3825 new units of the Combined Partnership with an initial Net Asset Value per Unit of $1.00 in exchange for each of their original Units. The aggregate Net Asset Value of each investor's new Units is equal to the aggregate Net Asset Value of their original Units. Conversion of the shares had no adverse economic effect on investors in any of the Multi-Advisor Funds. MLIM AS LLC contributed $309 to the Partnership, the amount necessary due to the effects of rounding, to insure all investors received shares equal in value to their original holdings. The Combined Partnership will continue to invest through MM LLC and the combination of the Multi-Advisor Funds did not change the operations of MM LLC. The Combined Partnership's percentage of ownership of MM LLC was 32.32% immediately after the combination.

     Following is a condensed statement of financial condition for the Combined Partnership immediately after the combination:

                Assets               $    56,508,105
                                    =================

                Liabilities          $       451,772
                Partners' Capital         56,056,333
                                    -----------------

                Total                $    56,508,105
                                    =================

4.   RELATED PARTY TRANSACTIONS

     The Partnership's U.S. dollar assets invested in MM LLC are maintained at MLPF&S. On assets held in U.S. dollars, Merrill Lynch credits MM LLC with interest at the prevailing 91-day U.S. Treasury bill rate. MM LLC is credited with interest on any of its assets and net gains actually held by Merrill Lynch in non-U.S. dollar currencies at a prevailing local rate received by Merrill Lynch. Merrill Lynch may derive certain economic benefit, in excess of the interest, which Merrill Lynch pays to MM LLC, from possession of such assets.

     Merrill Lynch charges the Partnership, through MM LLC, Merrill Lynch's cost of financing realized and unrealized losses on MM LLC's non-U.S. dollar-denominated positions.

     Through its investment in MM LLC, the Partnership pays brokerage commissions to MLPF&S at a flat monthly rate equal to .729 of 1% (an 8.75% annual rate), and pays MLIM AS LLC a monthly administrative fee of .021 of 1% (a 0.25% annual rate) of the Partnership's month-end assets invested in MM LLC. After the combination of the Multi-Advisor Funds, the brokerage commission rate will be reduced to .7083% of 1% (an 8.50% annual rate). Month-end assets are not reduced for purposes of calculating brokerage commissions and administrative fees by any accrued brokerage commissions, administrative fees, Profit Shares or other fees or charges.

     MLPF&S currently pays the Advisors, through MM LLC, annual Consulting Fees up to 2.50% of the Partnership's average month-end assets allocated to them for management, after reduction for a portion of the brokerage commissions.

5.   ADVISORY AGREEMENTS

     Pursuant to the Advisory Agreements among the Advisors, MM LLC and MLIM AS LLC, the Advisors determine the commodity futures, options on futures, forwards and options on forward contracts traded on behalf of MM LLC, subject to certain rights reserved by MLIM AS LLC. The Advisory Agreements generally renew annually after they are entered into, subject to certain renewal rights.

     Profit Shares, currently ranging from 20% to 25% of any New Trading Profit, as defined, recognized by each Advisor considered individually irrespective of the overall performance of the Partnership, either as of the end of each calendar quarter or year and upon the net reallocation of assets away from an Advisor, are paid by MM LLC to each of the Advisors. Profit Shares are also paid out in respect of Units redeemed as of the end of interim months, to the extent of the applicable percentage of any New Trading Profit attributable to such Units.

6.   WEIGHTED AVERAGE UNITS

     The weighted average number of Units outstanding was computed for purposes of calculating net income (loss) per weighted average Unit. The weighted average number of Units outstanding for the years ended December 31, 2002, 2001 and 2000 equals the Units outstanding, as of such date, adjusted proportionately for Units redeemed based on the respective length of time each was outstanding during the year.

7.   COPPER SETTLEMENT

     The Partnership, as a member of a class of plaintiffs, received a settlement payment in August 2002 relating to certain copper trades made by a number of investors, including the Partnership, during a period in the mid-1990s. Members of the class were those who purchased or sold Comex copper futures or options contracts between June 24, 1993 and June 15, 1996. The effect of the settlement payment was included in the Partnership's performance in August 2002.

8.   FAIR VALUE AND OFF-BALANCE SHEET RISK

     The Partnership invests indirectly in derivative instruments as a result of its investment in MM LLC, but does not itself hold any derivative instrument positions. The nature of this Partnership has certain risks, which cannot be presented on the financial statements.

     Market Risk

     Derivative instruments involve varying degrees of off-balance sheet market risk. Changes in the level or volatility of interest rates, foreign currency exchange rates or the market values of the financial instruments or commodities underlying such derivative instruments frequently resulted in changes in the Partnership's net unrealized profit on such derivative instruments as reflected in Statements of Financial Condition of MM LLC. The Partnership's exposure to market risk is influenced by a number of factors, including the relationships among the derivative instruments held by MM LLC as well as the volatility and liquidity of the markets in which such derivative instruments are traded.

9.   SUBSEQUENT EVENT

     On February 28, 2003, the general partner interest of the Partnership was assigned from MLIM AS LLC to Merrill Lynch Investment Managers, LLC, a wholly-owned subsidiary of MLIM, as part of an internal Merrill Lynch reorganization. This change will not affect the personnel involved in the management of the Partnership. The change will not have an impact on the Partnership's investors.

                          * * * * * * * * * * * * * * *

                 To the best of the knowledge and belief of the undersigned, the information contained in this report is accurate and complete.

                               Michael L. Pungello
                             Chief Financial Officer
                         MLIM Alternative Strategies LLC
                               General Partner of
                      The S.E.C.T.O.R. Strategy Fund(SM) L.P.

                                  THE SECTOR STRATEGY FUND(SM) II L.P.
                                  (A DELAWARE LIMITED PARTNERSHIP)

                                  Financial Statements for the years ended
                                  December 31, 2002, 2001 and 2000
                                  and Independent Auditors' Report

[MERRILL LYNCH LOGO]

THE SECTOR STRATEGY FUND(SM) II L.P.
(A Delaware Limited Partnership)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                                                      PAGE
                                                                                                      ----
INDEPENDENT AUDITORS' REPORT                                                                             1

FINANCIAL STATEMENTS:

 Statements of Financial Condition as of December 31, 2002 and 2001                                      2

 Statements of Income for the years ended December 31, 2002, 2001 and 2000                               3

 Statements of Changes in Partners' Capital for the years ended December 31, 2002, 2001 and 2000         4

 Financial Data Highlights for the year ended December 31, 2002                                          5

 Notes to Financial Statements                                                                        6-10

INDEPENDENT AUDITORS' REPORT

To the Partners of
 The SECTOR Strategy Fund(SM) II L.P.:

We have audited the accompanying statements of financial condition of The SECTOR Strategy Fund(SM) II L.P. (the "Partnership") as of December 31, 2002 and 2001, and the related statements of income and of changes in partners' capital for each of the three years in the period ended December 31, 2002, and the financial data highlights for the year ended December 31, 2002. These financial statements and financial data highlights are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements and financial data highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial data highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial data highlights present fairly, in all material respects, the financial position of The SECTOR Strategy Fund(SM) II L.P. as of December 31, 2002 and 2001, and the results of its operations and changes in its partners' capital and the financial data highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP


New York, New York
March 3, 2003

THE SECTOR STRATEGY FUND(SM) II L.P.
(A Delaware Limited Partnership)

STATEMENTS OF FINANCIAL CONDITION
DECEMBER 31, 2002 AND 2001
--------------------------------------------------------------------------------

ASSETS                                                                       2002                 2001
                                                                      -------------------    ---------------
Investment in MM LLC (Note 2)                                          $      15,900,101     $   17,467,540
Receivable from investment in MM LLC (Note 2)                                    267,925            310,913
                                                                      -------------------    ---------------

         TOTAL                                                         $      16,168,026     $   17,778,453
                                                                      ===================    ===============

LIABILITIES AND PARTNERS' CAPITAL

LIABILITIES:
  Redemptions payable (Note 1)                                         $         267,925     $      310,913
                                                                      -------------------    ---------------

      Total liabilities                                                          267,925            310,913
                                                                      -------------------    ---------------

PARTNERS' CAPITAL TO BE TRANSFERRED (Note 3):
  General Partner:
   (344 and 406 SECTOR II Units)                                                  59,483             67,884
   (576 and 706 SECTOR III Units)                                                105,133            124,006
  Limited Partners:
   (32,645 and 36,977 SECTOR II Units)                                         5,644,878          6,182,727
   (55,284 and 63,155 SECTOR III Units)                                       10,090,607         11,092,923
                                                                      -------------------    ---------------

      Total partners' capital                                                 15,900,101         17,467,540
                                                                      -------------------    ---------------

         TOTAL                                                         $      16,168,026     $   17,778,453
                                                                      ===================    ===============

NET ASSET VALUE PER UNIT PRIOR TO TRANSFER
(Notes 1 and 3)
  SECTOR II Units (Based on 32,989 and 37,383
  Units outstanding)                                                   $          172.92     $       167.20
                                                                      ===================    ===============

  SECTOR III Units (Based on 55,860 and 63,861
  Units outstanding)                                                   $          182.52     $       175.65
                                                                      ===================    ===============

See notes to financial statements.

THE SECTOR STRATEGY FUND(SM) II L.P.
(A Delaware Limited Partnership)

STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
--------------------------------------------------------------------------------

                                                                  2002                2001                 2000
                                                            -----------------    ----------------     ---------------
REVENUES
Trading profit (loss):
  Realized                                                   $     1,578,054      $    2,898,256       $     810,228
  Change in unrealized                                               487,454          (1,285,622)          1,285,887
  Settlement proceeds (Note 7)                                        51,209                   -                   -
                                                            -----------------    ----------------     ---------------

     Total trading results                                         2,116,717           1,612,634           2,096,115
                                                            -----------------    ----------------     ---------------

Interest income                                                      322,222             665,669           1,358,115
                                                            -----------------    ----------------     ---------------

     Total revenues                                                2,438,939           2,278,303           3,454,230
                                                            -----------------    ----------------     ---------------

EXPENSES
Brokerage commissions                                              1,407,292           1,655,537           2,019,379
Administrative fee                                                    40,208              47,301              57,696
Profit Share                                                         427,802             373,183             457,286
                                                            -----------------    ----------------     ---------------

     Total expenses                                                1,875,302           2,076,021           2,534,361
                                                            -----------------    ----------------     ---------------

NET INCOME                                                   $       563,637      $      202,282       $     919,869
                                                            =================    ================     ===============

NET INCOME  PER UNIT:

  Weighted average number of General Partner and
  Limited Partner Units outstanding (Note 6)                          95,863             109,888             149,732
                                                            =================    ================     ===============

  Net income per weighted average
  General Partner and Limited Partner Unit                   $          5.88      $         1.84       $        6.14
                                                            =================    ================     ===============

  Net income per weighted average General
  Partner and Limited Partner Unit by series
   SECTOR II units                                           $          5.15      $         1.72       $        6.94
                                                            =================    ================     ===============
   SECTOR III units                                          $          6.31      $         1.91       $        5.76
                                                            =================    ================     ===============

All items of income and expense are derived from the investment in MM LLC (Note 2).

See notes to financial statements.

THE SECTOR STRATEGY FUND(SM) II L.P.
(A Delaware Limited Partnership)

STATEMENTS OF CHANGES IN PARTNERS' CAPITAL
FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
--------------------------------------------------------------------------------

                                                UNITS                              GENERAL PARTNER
                                  ----------------------------------     ------------------------------------
                                    SECTOR II           SECTOR III         SECTOR II            SECTOR III
                                  --------------      --------------     --------------     -----------------
PARTNERS' CAPITAL,
 DECEMBER 31, 1999                       55,710             117,109       $    130,524       $       262,815

Net income                                    -                   -              3,890                 7,808

Redemptions                             (13,574)            (38,737)           (57,524)             (116,756)
                                  --------------      --------------     --------------     -----------------

PARTNERS' CAPITAL,
 DECEMBER 31, 2000                       42,136              78,372             76,890               153,867

Net income                                    -                   -              1,210                 3,073

Redemptions                              (4,753)            (14,511)           (10,216)              (32,934)
                                  --------------      --------------     --------------     -----------------

PARTNERS' CAPITAL,
 DECEMBER 31, 2001                       37,383              63,861             67,884               124,006

Net income                                    -                   -              2,095                 4,357

Redemptions                              (4,394)             (8,001)           (10,496)              (23,230)
                                  --------------      --------------     --------------     -----------------

PARTNERS' CAPITAL,
 DECEMBER 31, 2002                       32,989              55,860       $     59,483       $       105,133
                                  ==============      ==============     ==============     =================

                                              LIMITED PARTNERS
                                  -----------------------------------------

                                      SECTOR II             SECTOR III               TOTAL
                                  -----------------     -------------------    ------------------
PARTNERS' CAPITAL,
 DECEMBER 31, 1999                 $     8,609,354       $      19,033,683      $     28,036,376

Net income                                 335,527                 572,644               919,869

Redemptions                             (2,039,138)             (6,118,966)           (8,332,384)
                                  -----------------     -------------------    ------------------

PARTNERS' CAPITAL,
 DECEMBER 31, 2000                       6,905,743              13,487,361            20,623,861

Net income                                  67,938                 130,061               202,282

Redemptions                               (790,954)             (2,524,499)           (3,358,603)
                                  -----------------     -------------------    ------------------

PARTNERS' CAPITAL,
 DECEMBER 31, 2001                       6,182,727              11,092,923            17,467,540

Net income                                 180,855                 376,330               563,637

Redemptions                               (718,704)             (1,378,646)           (2,131,076)
                                  -----------------     -------------------    ------------------

PARTNERS' CAPITAL,
 DECEMBER 31, 2002                 $     5,644,878       $      10,090,607      $     15,900,101
                                  =================     ===================    ==================

See notes to financial statements.

THE SECTOR STRATEGY FUND(SM) II L.P.
(A Delaware Limited Partnership)

FINANCIAL DATA HIGHLIGHTS
FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

The following per Unit data and ratios have been derived from information provided in the financial statements.

                                                              SECTOR II UNITS            SECTOR III UNITS
                                                            -------------------         -------------------
Increase (Decrease) in Net Asset Value

PER UNIT OPERATING PERFORMANCE:

Net asset value, beginning of period                         $         167.20            $         175.65

Realized trading profit                                                 16.43                       17.25
Change in unrealized                                                     5.04                        5.31
Settlement proceeds                                                      0.01                        0.87
Interest income                                                          3.24                        3.41
Expenses                                                               (19.00)                     (19.97)
                                                            -------------------         -------------------

Net asset value, end of period                               $         172.92            $         182.52
                                                            ===================         ===================

Total investment return, compounded monthly                              3.42%                       3.92%
                                                            ===================         ===================

RATIOS TO AVERAGE NET ASSETS:

Expenses                                                                11.49%                      11.49%
                                                            ===================         ===================

Net income                                                               3.12%                       3.64%
                                                            ===================         ===================

See notes to financial statements.

THE SECTOR STRATEGY FUND(SM) II L.P.
(A Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization

     The SECTOR Strategy Fund(SM) II L.P. (the "Partnership") was organized under the Delaware Revised Uniform Limited Partnership Act on August 21, 1990 and commenced trading activities of its first offering ("Sector II Units") on December 5, 1990. A second offering of Units of limited partnership interest ("SECTOR III Units"; SECTOR II and SECTOR III Units being collectively referred to as "Units") commenced trading activities on July 5, 1991. The Partnership engages, through an investment in a limited liability company (see below), in the speculative trading of futures, options on futures, forwards and options on forward contracts on a wide range of commodities. MLIM Alternative Strategies LLC ("MLIM AS LLC") a wholly-owned subsidiary of Merrill Lynch Investment Managers, LP ("MLIM"), which, in turn, is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("Merrill Lynch") is the general partner of the Partnership. Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") is the Partnership's commodity broker. MLIM AS LLC has agreed to maintain a general partner's interest of at least 1% of the total capital of the Partnership. MLIM AS LLC and each Limited Partner share in the profits and losses of the Partnership in proportion to their respective interests in it.

     Many of the multi-advisor funds (the "Multi-Advisor Funds") sponsored by MLIM AS LLC, including the Partnership, allocate their assets to a number of the same independent advisors (the "Advisors"). These Multi-Advisor Funds invest in a limited liability company, ML Multi-Manager Portfolio LLC ("MM LLC"), a Delaware limited liability company, which operates a single account with each Advisor selected. MM LLC is managed by MLIM AS LLC, has no investors other than the Multi-Advisor Funds and serves solely as the vehicle through which the assets of such Multi-Advisor Funds are combined in order to be managed through single rather than multiple accounts. The following notes relate to the operation of the Partnership through its investment in MM LLC. MLIM AS LLC, on an ongoing basis, may change the number of Multi-Advisor Funds investing in MM LLC. As of December 31, 2002, 2001, and 2000, the Partnership's percentage ownership share of MM LLC was 9.17%, 8.67%, and 8.33%, respectively. MLIM AS LLC selects the Advisors to manage MM LLC's assets, and allocates and reallocates such trading assets among existing, replacement and additional Advisors.

     Effective after the close of business on December 31, 2002, six of the Multi-Advisor Funds were combined into a new single Partnership. For further discussion of this combination, see Note 3.

     Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Revenue Recognition

     Commodity futures, options on futures, forwards and options on forward contracts are recorded on the trade date and open contracts are reflected in net unrealized profit on open contracts in the Statements of Financial Condition of MM LLC at the difference between the original contract value and the market value (for those commodity interests for which market quotations are readily available) or at fair value. The change in unrealized profit (loss) on open contracts from one period to the next is reflected in Change in unrealized under Trading profit (loss) in the Statements of Income of MM LLC. See Note 2 for discussion of revenue recognition for the Partnership's investment in MM LLC.

     Foreign Currency Transactions

     The Partnership's functional currency is the U.S. dollar; however, it transacts business in currencies other than the U.S. dollar through MM LLC. Assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the rates in effect at the dates of the Statements of Financial Condition. Income and expense items denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the rates in effect during the period. Gains and losses resulting from the translation to U.S. dollars are reported in total trading results.

     Operating Expenses

     MLIM AS LLC pays for all routine operating expenses (including legal, accounting, printing, postage and similar administrative expenses) of the Partnership. MLIM AS LLC receives an administrative fee as well as a portion of the brokerage commissions paid to MLPF&S, by the Partnership, through MM LLC (see Note 4).

     No selling commissions have been paid directly by the Limited Partners. All selling commissions are paid by MLIM AS LLC.

     Income Taxes

     No provision for income taxes has been made in the accompanying financial statements as each Partner is individually responsible for reporting income or loss based on such Partner's respective share of the Partnership's income and expenses as reported for income tax purposes.

     Distributions

     The Limited Partners are entitled to receive, equally per Unit, any distribution, which may be made by the Partnership. No such distributions have been declared for the years ended December 31, 2002, 2001 or 2000.

     Redemptions

     A Limited Partner may redeem some or all of such Partner's Units at Net Asset Value as of the close of business on the last business day of any month upon ten calendar day's notice.

     Reclassification

     Certain 2001 and 2000 information has been reclassified to conform to the 2002 presentation.

2.   INVESTMENT IN MM LLC

     The Partnership places all of its assets in MM LLC. The financial statements of MM LLC are bound together with this report and should be read in conjunction with the Partnership's financial statements. The investment in MM LLC is reflected in the financial statements at fair value based upon the Partnership's interest in MM LLC. Fair value of the investment in MM LLC is equal to the market value of the net assets of MM LLC allocable to the Partnership as investor. The resulting difference between cost and fair value is reflected on the Statements of Income as Income from investment.

3.   COMBINATION OF MULTI-ADVISOR FUNDS

     Effective after the close of business on December 31, 2002, the Partnership combined its net assets with five other similar Multi-Advisor Funds to form a new ML Futures Investments L.P. (the "Combined Partnership") in a tax free reorganization. All of the Partnership's Sector II and Sector III Unit investors received 172.9171 and 182.5231 new units, respectively, of the Combined Partnership with an initial Net Asset Value per Unit of $1.00 in exchange for each of their original Units. The aggregate Net Asset Value of each investor's new Units is equal to the aggregate Net Asset Value of their original Units. Conversion of the shares had no adverse economic effect on investors in any of the Multi-Advisor Funds. MLIM AS LLC contributed $443 to the Partnership, the amount necessary due to the effects of rounding, to insure all investors received shares equal in value to their original holdings. The Combined Partnership will continue to invest through MM LLC and the combination of the Multi-Advisor Funds did not change the operations of MM LLC. The Combined Partnership's percentage of ownership of MM LLC was 32.32% immediately after the combination.

     Following is a condensed statement of financial condition for the Combined Partnership immediately after the combination:

                Assets               $    56,508,105
                                    =================

                Liabilities          $       451,772
                Partners' Capital         56,056,333
                                    -----------------

                Total                $    56,508,105
                                    =================

4.   RELATED PARTY TRANSACTIONS

     The Partnership's U.S. dollar assets invested in MM LLC are maintained at MLPF&S. On assets held in U.S. dollars, Merrill Lynch credits MM LLC with interest at the prevailing 91-day U.S. Treasury bill rate. MM LLC is credited with interest on any of its assets and net gains actually held by Merrill Lynch in non-U.S. dollar currencies at a prevailing local rate received by Merrill Lynch. Merrill Lynch may derive certain economic benefit, in excess of the interest, which Merrill Lynch pays to MM LLC, from possession of such assets.

     Merrill Lynch charges the Partnership, through MM LLC, Merrill Lynch's cost of financing realized and unrealized losses on MM LLC's non-U.S. dollar-denominated positions.

     Through its investment in MM LLC, the Partnership pays brokerage commissions to MLPF&S at a flat monthly rate of 0.729 of 1% (an 8.75% annual rate) and pays MLIM AS LLC a monthly administrative fee of 0.021 of 1% (a 0.25% annual rate) of the Partnership's month-end assets invested in MM LLC. After the combination of the Multi-Advisor Funds, the brokerage commission rate will be reduced to 0.7083% of 1% (an 8.50% annual rate). Month-end assets are not reduced for purposes of calculating brokerage commissions and administrative fees by any accrued brokerage commissions, administrative fees, Profit Shares or other fees or charges.

     MLPF&S currently pays the Advisors, through MM LLC, annual Consulting Fees up to 2.50% of the Partnership's average month-end assets allocated to them for management, after reduction for a portion of the brokerage commissions.

5.   ADVISORY AGREEMENTS

     Pursuant to the Advisory Agreements among the Advisors, MM LLC and MLIM AS LLC, the Advisors determine the commodity futures, options on futures, forwards and options on forward contracts traded on behalf of MM LLC, subject to certain rights reserved by MLIM AS LLC. The Advisory Agreements generally renew annually after they are entered into, subject to certain renewal rights.

     Profit Shares, currently ranging from 20% to 23% of any New Trading Profit, as defined, recognized by each Advisor considered individually irrespective of the overall performance of the Partnership, either as of the end of each calendar quarter or year and upon the net reallocation of assets away from an Advisor, are paid by MM LLC to each of the Advisors. Profit Shares are also paid out in respect of Units redeemed as of the end of interim months, to the extent of the applicable percentage of any New Trading Profit attributable to such Units.

6.   WEIGHTED AVERAGE UNITS

     The weighted average number of Units outstanding was computed for purposes of calculating net income (loss) per weighted average Unit. The weighted average number of Units outstanding for the years ended December 31, 2002, 2001 and 2000 equals the Units outstanding as of such date, adjusted proportionately for Units redeemed based on the respective length of time each was outstanding during the year.

7.   COPPER SETTLEMENT

     The Partnership, as a member of a class of plaintiffs, received a settlement payment in August 2002 relating to certain copper trades made by a number of investors, including the Partnership, during a period in the mid-1990s. Members of the class were those who purchased or sold Comex copper futures or options contracts between June 24, 1993 and June 15, 1996. The effect of the settlement payment was included in the Partnership's performance in August 2002.

8.   FAIR VALUE AND OFF-BALANCE SHEET RISK

     The Partnership invests indirectly in derivative instruments as a result of its investment in MM LLC, but does not itself hold any derivative instrument positions. The nature of this Partnership has certain risks, which cannot be presented on the financial statements.

     Market Risk

     Derivative instruments involve varying degrees of off-balance sheet market risk. Changes in the level or volatility of interest rates, foreign currency exchange rates or the market values of the financial instruments or commodities underlying such derivative instruments frequently resulted in changes in the Partnership's net unrealized profit on such derivative instruments as reflected in Statements of Financial Condition of MM LLC. The Partnership's exposure to market risk is influenced by a number of factors, including the relationships among the derivative instruments held by MM LLC as well as the volatility and liquidity of the markets in which such derivative instruments are traded.

9.   SUBSEQUENT EVENT

     On February 28, 2003, the general partner interest of the Partnership was assigned from MLIM AS LLC to Merrill Lynch Investment Managers, LLC, a wholly-owned subsidiary of MLIM, as part of an internal

     Merrill Lynch reorganization. This change will not affect the personnel involved in the management of the Partnership. The change will not have an impact on the Partnership's investors.

                                * * * * * * * * *
                 To the best of the knowledge and belief of the undersigned, the information contained in this report is accurate and complete.

                               Michael L. Pungello
                             Chief Financial Officer
                         MLIM Alternative Strategies LLC
                               General Partner of
                       The SECTOR Strategy Fund(SM) II L.P.

                                        THE SECTOR STRATEGY FUND(SM) V L.P.
                                        (A DELAWARE LIMITED PARTNERSHIP)

                                        Financial Statements for the years ended
                                        December 31, 2002, 2001 and 2000 and
                                        Independent Auditors' Report

[MERRILL LYNCH LOGO]

THE SECTOR STRATEGY FUND(SM) V L.P.
(A Delaware Limited Partnership)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                                                        PAGE
                                                                                                        ----
INDEPENDENT AUDITORS' REPORT                                                                               1

FINANCIAL STATEMENTS:

 Statements of Financial Condition as of December 31, 2002 and 2001                                        2

 Statements of Income for the years ended December 31, 2002, 2001 and 2000                                 3

 Statements of Changes in Partners' Capital for the years ended December 31, 2002, 2001 and 2000           4

 Financial Data Highlights for the year ended December 31, 2002                                            5

 Notes to Financial Statements                                                                          6-10

INDEPENDENT AUDITORS' REPORT

To the Partners of
 The SECTOR Strategy Fund(SM) V L.P.:

We have audited the accompanying statements of financial condition of The SECTOR Strategy Fund(SM) V L.P. (the "Partnership") as of December 31, 2002 and 2001, and the related statements of income and of changes in partners' capital for each of the three years in the period ended December 31, 2002, and the financial data highlights for the year ended December 31, 2002. These financial statements and financial data highlights are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements and financial data highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial data highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial data highlights present fairly, in all material respects, the financial position of The SECTOR Strategy Fund(SM) V L.P. as of December 31, 2002 and 2001, and the results of its operations and changes in its partners' capital and the financial data highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP


New York, New York
March 3, 2003

THE SECTOR STRATEGY FUND(SM) V L.P.
(A Delaware Limited Partnership)

STATEMENTS OF FINANCIAL CONDITION
DECEMBER 31, 2002 AND 2001
--------------------------------------------------------------------------------

ASSETS                                                                               2002                     2001
                                                                              --------------------      ------------------
Investment in MM LLC (Note 2)                                                  $        4,328,855        $      6,039,954
Receivable from investment in MM LLC (Note 2)                                              51,559                  11,303
                                                                              --------------------      ------------------

         TOTAL                                                                 $        4,380,414        $      6,051,257
                                                                              ====================      ==================

LIABILITIES AND PARTNERS' CAPITAL

LIABILITIES:
  Redemptions payable (Note 1)                                                 $           51,559        $         11,303
                                                                              --------------------      ------------------

      Total liabilities                                                                    51,559                  11,303
                                                                              --------------------      ------------------

PARTNERS' CAPITAL TO BE TRANSFERRED (Note 3)
  General Partner (305 Units and 465 Units)                                                44,929                  65,699
  Limited Partners (29,081 Units and 42,284 Units)                                      4,283,926               5,974,255
                                                                              --------------------      ------------------

      Total partners' capital                                                           4,328,855               6,039,954
                                                                              --------------------      ------------------

         TOTAL                                                                 $        4,380,414        $      6,051,257
                                                                              ====================      ==================

NET ASSET VALUE PER UNIT PRIOR TO TRANSFER
 (Notes 1 and 3)
 (Based on 29,386 and 42,749 Units outstanding)                                $           147.31        $         141.29
                                                                              ====================      ==================

See notes to financial statements.

THE SECTOR STRATEGY FUND(SM) V L.P.
(A Delaware Limited Partnership)

STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
--------------------------------------------------------------------------------

                                                                      2002                   2001                   2000
                                                               -------------------     ------------------     -----------------
REVENUES
Trading profit (loss):
  Realized                                                      $         388,489       $        964,044       $       284,629
  Change in unrealized                                                    132,377               (423,413)              401,352
  Settlement proceeds (Note 7)                                             35,584                      -                     -
                                                               -------------------     ------------------     -----------------

       Total trading results                                              556,450                540,631               685,981
                                                               -------------------     ------------------     -----------------

Interest income                                                            93,503                222,839               389,758
                                                               -------------------     ------------------     -----------------

       Total revenues                                                     649,953                763,470             1,075,739
                                                               -------------------     ------------------     -----------------

EXPENSES
Brokerage commissions                                                     406,536                556,675               579,669
Administrative fee                                                         11,615                 15,905                16,562
Profit Share                                                              114,593                124,218               144,631
                                                               -------------------     ------------------     -----------------

       Total expenses                                                     532,744                696,798               740,862
                                                               -------------------     ------------------     -----------------

NET INCOME                                                      $         117,209       $         66,672       $       334,877
                                                               ===================     ==================     =================

NET INCOME PER UNIT:

  Weighted average number of General Partner
  and Limited Partner Units outstanding (Note 6)                           33,765                 45,090                52,554
                                                               ===================     ==================     =================

  Net income per weighted average
  General Partner and Limited Partner Unit                      $            3.47       $           1.48       $          6.37
                                                               ===================     ==================     =================

All items of income and expense were derived from the investment in MM LLC (Note 2)

See notes to financial statements.

THE SECTOR STRATEGY FUND(SM) V L.P.
(A Delaware Limited Partnership)

STATEMENTS OF CHANGES IN PARTNERS' CAPITAL
FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
--------------------------------------------------------------------------------

                                                               GENERAL                LIMITED
                                        UNITS                  PARTNER                PARTNERS                 TOTAL
                                 -------------------     ------------------     --------------------     ------------------
PARTNERS' CAPITAL
 DECEMBER 31, 1999                           58,898       $        155,891       $        7,652,101       $      7,807,992

Net income                                        -                  3,500                  331,377                334,877

Redemptions                                 (11,223)               (87,153)              (1,380,386)            (1,467,539)
                                 -------------------     ------------------     --------------------     ------------------

PARTNERS' CAPITAL
 DECEMBER 31, 2000                           47,675                 72,238                6,603,092              6,675,330

Net income                                        -                  1,051                   65,621                 66,672

Redemptions                                  (4,926)                (7,590)                (694,458)              (702,048)
                                 -------------------     ------------------     --------------------     ------------------

PARTNERS' CAPITAL
 DECEMBER 31, 2001                           42,749                 65,699                5,974,255              6,039,954

Net income                                        -                  2,304                  114,905                117,209

Redemptions                                 (13,363)               (23,074)              (1,805,234)            (1,828,308)
                                 -------------------     ------------------     --------------------     ------------------

PARTNERS' CAPITAL
 DECEMBER 31, 2002                           29,386       $         44,929       $        4,283,926       $      4,328,855
                                 ===================     ==================     ====================     ==================

See notes to financial statements.

THE SECTOR STRATEGY FUND(SM) V L.P.
(A Delaware Limited Partnership)

FINANCIAL DATA HIGHLIGHTS
FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

The following per Unit data and ratios have been derived from information provided in the financial statements and the financial statements of MM LLC.

Increase (Decrease) in Net Asset Value

PER UNIT OPERATING PERFORMANCE:

Net asset value, beginning of period                       $   141.29

Realized trading profit                                         13.89
Change in unrealized                                             4.28
Settlement proceeds                                              1.17
Interest income                                                  2.74
Expenses                                                       (16.06)
                                                           ----------

Net asset value, end of period                             $   147.31
                                                           ==========

Total investment return, compounded monthly                      4.26%
                                                           ==========

RATIOS TO AVERAGE NET ASSETS:

Expenses                                                        11.31%
                                                           ==========

Net income                                                       2.49%
                                                           ==========

See notes to financial statements.

THE SECTOR STRATEGY FUND(SM) V L.P.
(A Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization

     The SECTOR Strategy Fund(SM) V L.P. (the "Partnership") was organized under the Delaware Revised Uniform Limited Partnership Act on July 16, 1992 and commenced trading activities on January 4, 1993. The Partnership engages, through an investment in a limited liability company (see below), in the speculative trading of futures, options on futures, forwards and options on forward contracts on a wide range of commodities. MLIM Alternative Strategies LLC ("MLIM AS LLC"), a wholly-owned subsidiary of Merrill Lynch Investment Managers, LP ("MLIM"), which, in turn, is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("Merrill Lynch"), is the general partner of the Partnership. Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") is the Partnership's commodity broker. MLIM AS LLC has agreed to maintain a general partner's interest of at least 1% of the total capital of the Partnership. MLIM AS LLC and each Limited Partner share in the profits and losses of the Partnership in proportion to their respective interests in it.

     Many of the multi-advisor funds (the "Multi-Advisor Funds") sponsored by MLIM AS LLC, including the Partnership, allocate their assets to a number of the same independent advisors (the "Advisors"). These Multi-Advisor Funds invest in a limited liability company, ML Multi-Manager Portfolio LLC ("MM LLC"), a Delaware limited liability company, which operates a single account with each Advisor selected. MM LLC is managed by MLIM AS LLC, has no investors other than the Multi-Advisor Funds and serves solely as the vehicle through which the assets of the Multi-Advisor Funds are combined in order to be managed through single rather than multiple accounts. The following notes relate to the operation of the Partnership through its investment in MM LLC. MLIM AS LLC, on an ongoing basis, may change the number of Multi-Advisor Funds investing in MM LLC. As of December 31, 2002, 2001, and 2000, the Partnership's percentage ownership share of MM LLC was 2.50%, 3.00%, and 2.70%, respectively. MLIM AS LLC selects the Advisors to manage MM LLC's assets, and allocates and reallocates such trading assets among existing, replacement and additional Advisors.

     Effective after the close of business on December 31, 2002, six of the Multi-Advisor Funds were combined into a new single Partnership. For further discussion of this combination, see Note 3.

     Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Revenue Recognition

     Commodity futures, options on futures, forwards and options on forward contracts are recorded on the trade date and open contracts are reflected in net unrealized profit on open contracts in the Statements of Financial Condition of MM LLC at the difference between the original contract value and the market value (for those commodity interests for which market quotations are readily available) or at fair value.

     The change in unrealized profit (loss) on open contracts from one period to the next is reflected in Change in unrealized under Trading profit (loss) in the Statements of Income of MM LLC. See Note 2 for discussion of revenue recognition for the Partnership's investment in MM LLC.

     Foreign Currency Transactions

     The Partnership's functional currency is the U.S. dollar; however, it transacts business in currencies other than the U.S. dollar through MM LLC. Assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the rates in effect at the dates of the Statements of Financial Condition. Income and expense items denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the rates in effect during the period. Gains and losses resulting from the translation to U.S. dollars are reported in total trading results.

     Operating Expenses

     MLIM AS LLC pays for all routine operating costs (including all legal, accounting, printing, postage and similar administrative expenses) of the Partnership. MLIM AS LLC receives an administrative fee as well as a portion of the brokerage commissions paid to MLPF&S, by the Partnership, through MM LLC (see Note 4).

     No selling commissions have been paid directly by the Limited Partners. All selling commissions are paid by MLIM AS LLC.

     Income Taxes

     No provision for income taxes has been made in the accompanying financial statements as each Partner is individually responsible for reporting income or loss based on such Partner's respective share of the Partnership's income and expenses as reported for income tax purposes.

     Distributions

     The Limited Partners are entitled to receive, equally per Unit, any distribution, which may be made by the Partnership. No such distributions have been declared for the years ended December 31, 2002, 2001 or 2000.

     Redemptions

     A Limited Partner may redeem some or all of such Partner's Units at Net Asset Value as of the close of business on the last business day of any month upon ten calendar days' notice.

     Reclassification

     Certain 2001 and 2000 information has been reclassified to conform to the 2002 presentation.

2.   INVESTMENT IN MM LLC

     The Partnership places all of its assets in MM LLC. The financial statements of MM LLC are bound together with this report and should be read in conjunction with the Partnership's financial statements. The investment in MM LLC is reflected in the financial statements at fair value based upon the Partnership's interest in MM LLC. Fair value of the investment in MM LLC is equal to the market value of the net assets of MM LLC allocable to the Partnership as investor. The resulting difference between cost and fair value is reflected on the Statements of Income as Income from investment.

3.   COMBINATION OF MULTI-ADVISOR FUNDS

     Effective after the close of business on December 31, 2002, the Partnership combined its net assets with five other similar Multi-Advisor Funds to form a new ML Futures Investments L.P. (the "Combined Partnership") in a tax free reorganization. All of the Partnership's investors received 147.3101 new units of the Combined Partnership with an initial Net Asset Value per Unit of $1.00 in exchange for each of their original Units. The aggregate Net Asset Value of each investor's new Units is equal to the aggregate Net Asset Value of their original Units. Conversion of the shares had no adverse economic effect on investors in any of the Multi-Advisor Funds. MLIM AS LLC contributed $161 to the Partnership, the amount necessary due to the effects of rounding, to insure all investors received shares equal in value to their original holdings. The Combined Partnership will continue to invest through MM LLC and the combination of the Multi-Advisor Funds did not change the operations of MM LLC. The Combined Partnership's percentage of ownership of MM LLC was 32.32% immediately after the combination.

     Following is a condensed statement of financial condition for the Combined Partnership immediately after the combination:

                Assets               $     56,508,105
                                    ==================

                Liabilities          $        451,772
                Partners' Capital          56,056,333
                                    ------------------

                Total                $     56,508,105
                                    ==================

4.   RELATED PARTY TRANSACTIONS

     The Partnership's U.S. dollar assets invested in MM LLC are maintained at MLPF&S. On assets held in U.S. dollars, Merrill Lynch credits MM LLC with interest at the prevailing 91-day U.S. Treasury bill rate. MM LLC is credited with interest on any of its assets and net gains actually held by Merrill Lynch in non-U.S. dollar currencies at a prevailing local rate received by Merrill Lynch. Merrill Lynch may derive certain economic benefit, in excess of the interest, which Merrill Lynch pays to MM LLC, from possession of such assets.

     Merrill Lynch charges the Partnership, through MM LLC, Merrill Lynch's cost of financing realized and unrealized losses on MM LLC's non-U.S. dollar-denominated positions.

     Through its investment in MM LLC, the Partnership pays brokerage commissions to MLPF&S at a flat monthly rate of .729 of 1% (an 8.75% annual rate) and pays MLIM AS LLC a monthly administrative fee of .021 of 1% (a 0.25% annual rate) of the Partnership's month-end assets invested in MM LLC. After the combination of the Multi-Advisor Funds, the brokerage commission rate will be reduced to .7083% of 1% (an 8.50% annual rate). Month-end assets are not reduced for purposes of calculating brokerage commissions and administrative fees by any accrued brokerage commissions, administrative fees, Profit Shares or other fees or charges.

     MLPF&S currently pays the Advisors, through MM LLC, annual Consulting Fees up to 2.50% of the Partnership's average month-end assets allocated to them for management, after reduction for a portion of the brokerage commissions.

5.   ADVISORY AGREEMENTS

     Pursuant to the Advisory Agreements among the Advisors, MM LLC and MLIM AS LLC, the Advisors determine the commodity futures, options on futures, forwards and options on forward contracts traded on behalf of MM LLC, subject to certain rights reserved by MLIM AS LLC. The Advisory Agreements generally renew annually after they are entered into, subject to certain renewal rights.

     Profit Shares, currently ranging from 20% to 25% of any New Trading Profit, as defined, recognized by each Advisor considered individually irrespective of the overall performance of the Partnership, either as of the end of each calendar quarter or year and upon the net reallocation of assets away from an Advisor, are paid by MM LLC to each of the Advisors. Profit Shares are also paid out in respect of Units redeemed as of the end of interim months, to the extent of the applicable percentage of any New Trading Profit attributable to such Units.

6.   WEIGHTED AVERAGE UNITS

     The weighted average number of Units outstanding was computed for purposes of calculating net income per weighted average Unit. The weighted average number of Units outstanding for the years ended December 31, 2002, 2001 and 2000 equals the Units outstanding as of such date, adjusted proportionately for Units redeemed based on the respective length of time each was outstanding during the year.

7.   COPPER SETTLEMENT

     The Partnership, as a member of a class of plaintiffs, received a settlement payment in August 2002 relating to certain copper trades made by a number of investors, including the Partnership, during a period in the mid-1990s. Members of the class were those who purchased or sold Comex copper futures or options contracts between June 24, 1993 and June 15, 1996. The effect of the settlement payment was included in the Partnership's performance in August 2002.

8.   FAIR VALUE AND OFF-BALANCE SHEET RISK

     The Partnership invests indirectly in derivative instruments as a result of its investment in MM LLC, but does not itself hold any derivative instrument positions. The nature of this Partnership has certain risks, which cannot be presented on the financial statements.

     Market Risk

     Derivative instruments involve varying degrees of off-balance sheet market risk. Changes in the level or volatility of interest rates, foreign currency exchange rates or the market values of the financial instruments or commodities underlying such derivative instruments frequently resulted in changes in the Partnership's net unrealized profit on such derivative instruments as reflected in Statements of Financial Condition of MM LLC. The Partnership's exposure to market risk is influenced by a number of factors, including the relationships among the derivative instruments held by MM LLC as well as the volatility and liquidity of the markets in which such derivative instruments are traded.

9.   SUBSEQUENT EVENT

     On February 28, 2003, the general partner interest of the Partnership was assigned from MLIM AS LLC to Merrill Lynch Investment Managers, LLC, a wholly-owned subsidiary of MLIM, as part of an internal

     Merrill Lynch reorganization. This change will not affect the personnel involved in the management of the Partnership. The change will not have an impact on the Partnership's investors.

                              * * * * * * * * * * *

                 To the best of the knowledge and belief of the undersigned, the information contained in this report is accurate and complete.


                               Michael L. Pungello
                             Chief Financial Officer
                         MLIM Alternative Strategies LLC
                               General Partner of
                       The SECTOR Strategy Fund(SM) V L.P.

                                        THE SECTOR STRATEGY FUND(SM) VI L.P.
                                        (A DELAWARE LIMITED PARTNERSHIP)

                                        Financial Statements for the years ended
                                        December 31, 2002, 2001 and 2000
                                        and Independent Auditors' Report

[MERRILL LYNCH LOGO]

THE SECTOR STRATEGY FUND(SM) VI L.P.
(A Delaware Limited Partnership)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                                                        PAGE
                                                                                                        ----
INDEPENDENT AUDITORS' REPORT                                                                               1

FINANCIAL STATEMENTS:

 Statements of Financial Condition as of December 31, 2002 and 2001                                        2

 Statements of Income for the years ended December 31, 2002, 2001 and 2000                                 3

 Statements of Changes in Partners' Capital for the years ended December 31, 2002, 2001 and 2000           4

 Financial Data Highlights for the year ended December 31, 2002                                            5

 Notes to Financial Statements                                                                          6-10

INDEPENDENT AUDITORS' REPORT

To the Partners of
 The SECTOR Strategy Fund(SM) VI L.P.:

We have audited the accompanying statements of financial condition of The SECTOR Strategy Fund(SM) VI L.P. (the "Partnership") as of December 31, 2002 and 2001, and the related statements of income and of changes in partners' capital for each of the three years in the period ended December 31, 2002, and the financial data highlights for the year ended December 31, 2002. These financial statements and financial data highlights are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements and financial data highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial data highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial data highlights present fairly, in all material respects, the financial position of The SECTOR Strategy Fund(SM) VI L.P. as of December 31, 2002 and 2001, and the results of its operations and changes in its partners' capital and the financial data highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP


New York, New York
March 3, 2003

THE SECTOR STRATEGY FUND(SM) VI L.P.
(A Delaware Limited Partnership)

STATEMENTS OF FINANCIAL CONDITION
DECEMBER 31, 2002 AND 2001
--------------------------------------------------------------------------------

ASSETS                                                                       2002                 2001
                                                                        ----------------     ---------------
Investment in MM LLC (Note 2)                                            $    8,300,725       $  11,106,346
Receivable from investment in MM LLC (Note 2)                                    22,433             122,911
                                                                        ----------------     ---------------

         TOTAL                                                           $    8,323,158       $  11,229,257
                                                                        ================     ===============

LIABILITIES AND PARTNERS' CAPITAL

LIABILITIES:
  Redemptions payable (Note 1)                                           $       22,433       $     122,911
                                                                        ----------------     ---------------

      Total liabilities                                                          22,433             122,911
                                                                        ----------------     ---------------

PARTNERS' CAPITAL TO BE TRANSFERRED (Note 3):
  General Partner (665 Units and 933 Units)                                      89,329             120,712
  Limited Partners (61,128 Units and 84,909 Units)                            8,211,396          10,985,634
                                                                        ----------------     ---------------

      Total partners' capital                                                 8,300,725          11,106,346
                                                                        ----------------     ---------------

         TOTAL                                                           $    8,323,158       $  11,229,257
                                                                        ================     ===============

NET ASSET VALUE PER UNIT PRIOR TO TRANSFER
  (Notes 1 and 3)
   Based on 61,793 and 85,842 Units outstanding                          $       134.33       $      129.38
                                                                        ================     ===============

See notes to financial statements.

THE SECTOR STRATEGY FUND(SM) VI L.P.
(A Delaware Limited Partnership)

STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
--------------------------------------------------------------------------------

                                                                   2002                  2001                2000
                                                            --------------------    ---------------      --------------
REVENUES
Trading profit (loss):
  Realized                                                   $          828,224      $   1,790,257        $    532,120
  Change in unrealized                                                  257,459           (783,929)            743,381
  Settlement proceeds (Note 7)                                           33,107                  -                   -
                                                            --------------------    ---------------      --------------

      Total trading results                                           1,118,790          1,006,328           1,275,501
                                                            --------------------    ---------------      --------------

Interest income                                                         184,017            413,508             756,520
                                                            --------------------    ---------------      --------------

      Total revenues                                                  1,302,807          1,419,836           2,032,021
                                                            --------------------    ---------------      --------------

EXPENSES
Brokerage commissions                                                   798,262          1,032,578           1,124,411
Administrative fee                                                       22,807             29,502              32,126
Profit Share                                                            232,732            231,657             272,259
                                                            --------------------    ---------------      --------------

      Total expenses                                                  1,053,801          1,293,737           1,428,796
                                                            --------------------    ---------------      --------------

NET INCOME                                                   $          249,006      $     126,099        $    603,225
                                                            ====================    ===============      ==============

NET INCOME PER UNIT:

  Weighted average number of General Partner and
  Limited Partner Units outstanding (Note 6)                             72,516             91,360             111,328
                                                            ====================    ===============      ==============

  Net income per weighted average
  General Partner and Limited Partner Unit                   $             3.43      $        1.38        $       5.42
                                                            ====================    ===============      ==============

All items of income and expense are derived from the investment in MM LLC
(Note 2)
See notes to financial statements.

THE SECTOR STRATEGY FUND(SM) VI L.P.
(A Delaware Limited Partnership)

STATEMENTS OF CHANGES IN PARTNERS' CAPITAL
FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
--------------------------------------------------------------------------------

                                                       GENERAL             LIMITED
                                     UNITS             PARTNER             PARTNERS              TOTAL
                                  -------------     --------------     -----------------    -----------------
PARTNERS' CAPITAL,
 DECEMBER 31, 1999                     126,011       $    241,975       $    15,056,543      $    15,298,518

Net income                                   -              6,801               596,424              603,225

Redemptions                            (28,654)          (112,973)           (3,305,387)          (3,418,360)
                                  -------------     --------------     -----------------    -----------------

PARTNERS' CAPITAL,
 DECEMBER 31, 2000                      97,357            135,803            12,347,580           12,483,383

Net income                                   -              2,082               124,017              126,099

Redemptions                            (11,515)           (17,173)           (1,485,963)          (1,503,136)
                                  -------------     --------------     -----------------    -----------------

PARTNERS' CAPITAL,
 DECEMBER 31, 2001                      85,842            120,712            10,985,634           11,106,346

Net income                                   -              3,859               245,147              249,006

Redemptions                            (24,049)           (35,242)           (3,019,385)          (3,054,627)
                                  -------------     --------------     -----------------    -----------------

PARTNERS' CAPITAL,
 DECEMBER 31, 2002                      61,793       $     89,329       $     8,211,396      $     8,300,725
                                  =============     ==============     =================    =================

See notes to financial statements.

THE SECTOR STRATEGY FUND(SM) VI L.P.
(A Delaware Limited Partnership)

FINANCIAL DATA HIGHLIGHTS
FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

The following per Unit data and ratios have been derived from information provided in the financial statements and the financial statements of MM LLC.

Increase (Decrease) in Net Asset Value

PER UNIT OPERATING PERFORMANCE:

Net asset value, beginning of period                               $   129.38

Realized trading profit                                                 12.71
Change in unrealized                                                     3.91
Settlement proceeds                                                      0.50
Interest income                                                          2.51
Expenses                                                               (14.68)
                                                                  -------------

Net asset value, end of period                                     $   134.33
                                                                  =============

Total investment return, compounded monthly                              3.83%
                                                                  =============

RATIOS TO AVERAGE NET ASSETS:

Expenses                                                                11.39%
                                                                  =============

Net income                                                               2.69%
                                                                  =============

See notes to financial statements.

THE SECTOR STRATEGY FUND(SM) VI L.P.
(A Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization

     The SECTOR Strategy Fund(SM) VI L.P. (the "Partnership") was organized under the Delaware Revised Uniform Limited Partnership Act on April 23, 1993 and commenced trading activities on September 10, 1993. The Partnership engages, through an investment in a limited liability company (see below), in the speculative trading of futures, options on futures, forwards and options on forward contracts on a wide range of commodities. MLIM Alternative Strategies LLC ("MLIM AS LLC"), a wholly-owned subsidiary of Merrill Lynch Investment Managers, LP ("MLIM"), which, in turn, is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("Merrill Lynch"), is the general partner of the Partnership. Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), is the Partnership's commodity broker. MLIM AS LLC has agreed to maintain a general partnership interest in the Partnership of at least 1% of the total capital of the Partnership. MLIM AS LLC and each Limited Partner share in the profits and losses of the Partnership in proportion to their respective interests in it.

     Many of the multi-advisor funds (the "Multi-Advisor Funds") sponsored by MLIM AS LLC, including the Partnership, allocate their assets to a number of the same independent advisors (the "Advisors"). These Multi-Advisor Funds invest in a limited liability company, ML Multi-Manager Portfolio LLC ("MM LLC"), a Delaware limited liability company, which operates a single account with each Advisor selected. MM LLC is managed by MLIM AS LLC, has no investors other than the Multi-Advisor Funds and serves solely as the vehicle through which the assets of such Multi-Advisor Funds are combined in order to be managed through single rather than multiple accounts. The following notes relate to the operation of the Partnership through its investment in MM LLC. MLIM AS LLC, on an ongoing basis, may change the number of Multi-Advisor Funds investing in MM LLC. As of December 31, 2002, 2001, and 2000, the Partnership's percentage ownership share of MM LLC was 4.79%, 5.51%, and 5.04%, respectively. MLIM AS LLC selects the advisors to manage MM LLC's assets, and allocates and reallocates such trading assets among existing, replacement and additional Advisors.

     Effective after the close of business on December 31, 2002, six of the Multi-Advisor Funds were combined into a new single Partnership. For further discussion of this combination, see Note 3.

     Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Revenue Recognition

     Commodity futures, options on futures, forwards and options on forward contracts are recorded on the trade date and open contracts are reflected in net unrealized profit on open contracts in the Statements of Financial Condition of MM LLC at the difference between the original contract value and the market value (for those commodity interests for which market quotations are readily available) or at fair value.

     The change in unrealized profit (loss) on open contracts from one period to the next is reflected in Change in unrealized under Trading profit (loss) in the Statements of Income of MM LLC. See Note 2 for discussion of revenue recognition for the Partnership's investment in MM LLC.

     Foreign Currency Transactions

     The Partnership's functional currency is the U.S. dollar; however, it transacts business in currencies other than the U.S. dollar through MM LLC. Assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the rates in effect at the dates of the Statements of Financial Condition. Income and expense items denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the rates in effect during the period. Gains and losses resulting from the translation to U.S. dollars are reported in total trading results.

     Operating Expenses

     MLIM AS LLC pays for all routine operating costs (including legal, accounting, printing, postage and similar administrative expenses) of the Partnership. MLIM AS LLC receives an administrative fee as well as a portion of the brokerage commissions paid to MLPF&S, by the Partnership, through MM LLC (see Note 4).

     No selling commissions have been paid directly by the Limited Partners. All selling commissions are paid by MLIM AS LLC.

     Income Taxes

     No provision for income taxes has been made in the accompanying financial statements as each Partner is individually responsible for reporting income or loss based on such Partner's respective share of the Partnership's income and expenses as reported for income tax purposes.

     Distributions

     The Limited Partners are entitled to receive, equally per Unit, any distribution, which may be made by the Partnership. No such distributions have been declared for the years ended December 31, 2002, 2001 or 2000.

     Redemptions

     A Limited Partner may redeem some or all of such Partner's Units at the Net Asset Value as of the close of business on the last business day of any month upon ten calendar days' notice.

     Reclassification

     Certain 2001 and 2000 information has been reclassified to conform to the 2002 presentation.

2.   INVESTMENT IN MM LLC

     The Partnership places all of its assets in MM LLC. The financial statements of MM LLC are bound together with this report and should be read in conjunction with the Partnership's financial statements. The investment in MM LLC is reflected in the financial statements at fair value based upon the Partnership's interest in MM LLC. Fair value of the investment in MM LLC is equal to the market value of the net assets of MM LLC allocable to the Partnership as investor. The resulting difference between cost and fair value is reflected on the Statements of Income as Income from investment.

3.   COMBINATION OF MULTI-ADVISOR FUNDS

     Effective after the close of business on December 31, 2002, the Partnership combined its net assets with five other similar Multi-Advisor Funds to form a new ML Futures Investments L.P. (the "Combined Partnership") in a tax free reorganization. All of the Partnership's investors received 134.3312 new units of the Combined Partnership with an initial Net Asset Value per Unit of $1.00 in exchange for each of their original Units. The aggregate Net Asset Value of each investor's new Units is equal to the aggregate Net Asset Value of their original Units. Conversion of the shares had no adverse economic effect on investors in any of the Multi-Advisor Funds. MLIM AS LLC contributed $232 to the Partnership, the amount necessary due to the effects of rounding, to insure all investors received shares equal in value to their original holdings. The Combined Partnership will continue to invest through MM LLC and the combination of the Multi-Advisor Funds did not change the operations of MM LLC. The Combined Partnership's percentage of ownership of MM LLC was 32.32% immediately after the combination.

     Following is a condensed statement of financial condition for the Combined Partnership immediately after the combination:

                Assets               $      56,508,105
                                    ===================

                Liabilities          $         451,772
                Partners' Capital           56,056,333
                                    -------------------

                Total                $      56,508,105
                                    ===================

4.   RELATED PARTY TRANSACTIONS

     The Partnership's U.S. dollar assets invested in MM LLC are maintained at MLPF&S. On assets held in U.S. dollars, Merrill Lynch credits MM LLC with interest at the prevailing 91-day U.S. Treasury bill rate. MM LLC is credited with interest on any of its assets and net gains actually held by Merrill Lynch in non-U.S. dollar currencies at a prevailing local rate received by Merrill Lynch. Merrill Lynch may derive certain economic benefit, in excess of the interest, which Merrill Lynch pays to MM LLC, from possession of such assets.

     Merrill Lynch charges the Partnership, through MM LLC, Merrill Lynch's cost of financing realized and unrealized losses on MM LLC's non-U.S. dollar-denominated positions.

     Through its investment in MM LLC, the Partnership pays brokerage commissions to MLPF&S, at a flat monthly rate equal to .729 of 1% (an 8.75% annual rate) and pays MLIM AS LLC a monthly administrative fee of .021 of 1% (a 0.25% annual rate) of the Partnership's month-end assets invested in MM LLC. After the combination of the Multi-Advisor Funds, the brokerage commission rate will be reduced to .7083% of 1% (an 8.50% annual rate). Month-end assets are not reduced for purposes of calculating brokerage commissions and administrative fees by any accrued brokerage commissions, administrative fees, Profit Shares or other fees or charges.

     MLPF&S currently pays the Advisors, through MM LLC, annual Consulting Fees up to 2.50% of the Partnership's average month-end assets allocated to them for management, after reduction for a portion of the brokerage commissions.

5.   ADVISORY AGREEMENTS

     Pursuant to the Advisory Agreements among the Advisors, MM LLC and MLIM AS LLC, the Advisors determine the commodity futures, options on futures, forwards and options on forward contracts traded on behalf of MM LLC, subject to certain rights reserved by MLIM AS LLC. The Advisory Agreements generally renew annually after they are entered into, subject to certain renewal rights.

     Profit Shares, currently ranging from 20% to 25% of any New Trading Profit, as defined, recognized by each Advisor considered individually irrespective of the overall performance of the Partnership, either as of the end of each calendar quarter or year and upon the net reallocation of assets away from an Advisor, are paid by MM LLC to each of the Advisors. Profit Shares are also paid out in respect of Units redeemed as of the end of interim months, to the extent of the applicable percentage of any such New Trading Profit attributable to such Units.

6.   WEIGHTED AVERAGE UNITS

     The weighted average number of Units outstanding was computed for purposes of calculating net income per weighted average Unit. The weighted average number of Units outstanding for the years ended December 31, 2002, 2001 and 2000 equals the Units outstanding as of such date, adjusted proportionately for Units redeemed based on the respective length of time each was outstanding during the year.

7.   COPPER SETTLEMENT

     The Partnership, as a member of a class of plaintiffs, received a settlement payment in August 2002 relating to certain copper trades made by a number of investors, including the Partnership, during a period in the mid-1990s. Members of the class were those who purchased or sold Comex copper futures or options contracts between June 24, 1993 and June 15, 1996. The effect of the settlement payment was included in the Partnership's performance in August 2002.

8.   FAIR VALUE AND OFF-BALANCE SHEET RISK

     The Partnership invests indirectly in derivative instruments as a result of its investment in MM LLC, but does not itself hold any derivative instrument positions. The nature of this Partnership has certain risks, which cannot be presented on the financial statements.

     Market Risk

     Derivative instruments involve varying degrees of off-balance sheet market risk. Changes in the level or volatility of interest rates, foreign currency exchange rates or the market values of the financial instruments or commodities underlying such derivative instruments frequently resulted in changes in the Partnership's net unrealized profit on such derivative instruments as reflected in Statements of Financial Condition of MM LLC. The Partnership's exposure to market risk is influenced by a number of factors, including the relationships among the derivative instruments held by MM LLC as well as the volatility and liquidity of the markets in which such derivative instruments are traded.

9.   SUBSEQUENT EVENT

     On February 28, 2003, the general partner interest of the Partnership was assigned from MLIM AS LLC to Merrill Lynch Investment Managers, LLC, a wholly-owned subsidiary of MLIM, as part of an internal Merrill Lynch reorganization. This change will not affect the personnel involved in the management of the Partnership. The change will not have an impact on the Partnership's investors.

                            * * * * * * * * * * * * *

                 To the best of the knowledge and belief of the undersigned, the information contained in this report is accurate and complete.

                               Michael L. Pungello
                             Chief Financial Officer
                         MLIM Alternative Strategies LLC
                               General Partner of
                      The SECTOR Strategy Fund(SM) VI L.P.